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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported) March 28, 2002

                      Renaissance Mortgage Acceptance Corp.
                                  on behalf of
                    Renaissance Home Equity Loan Trust 2002-1
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                  333-82550-01        Application Pending
           --------                  ------------        -------------------
 (State or other jurisdiction        (Commission           (IRS Employer
       of incorporation)             File Number)            ID Number)

 1000 Woodbury Road, Woodbury, New York                    11797
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(Address of principal executive offices)                 (Zip Code)

Registrant's Telephone Number,                         (516) 364-8500
including area code:                                   --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement dated as of March 1, 2002, among Delta Funding Corporation, as seller, Renaissance Mortgage Acceptance Corp., as depositor, Ocwen Federal Bank FSB , as servicer, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Pooling and Servicing Agreement"), in connection with the issuance by Renaissance Home Equity Loan Trust 2002-1 of Home Equity Loan Asset-Backed Certificates, Series 2002-1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(q)      Not applicable.

(r)      Not applicable.

(s)      Exhibits:

         4.1                 Pooling and Servicing Agreement




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     RENAISSANCE MORTGAGE ACCEPTANCE CORP.


                                     By:  /s/      Morris Kutcher
                                          --------------------------------
                                          Name:    Morris Kutcher
                                          Title:   Vice President
Dated:  March 28, 2002